Stockholders' Equity	12 Months Ended
Dec. 31, 2017
Stockholders' Equity Note [Abstract]
Stockholders' Equity
12) STOCKHOLDERS’ EQUITY
In general, CBS Corp. Class A Common Stock and CBS Corp. Class B Common Stock have the same economic rights; however, holders of CBS Corp. Class B Common Stock do not have any voting rights, except as required by law. Holders of CBS Corp. Class A Common Stock are entitled to one vote per share with respect to all matters on which the holders of CBS Corp. Common Stock are entitled to vote.

Dividends—The Company declared a quarterly cash dividend on its Class A and Class B Common Stock during each of the four quarters of 2017, 2016, and 2015. For the years ended December 31, 2017, 2016 and 2015, the Company declared total per share dividends of $.72, $.66, and $.60, respectively, resulting in total annual dividends of $289 million, $294 million and $293 million, respectively. Dividends have been recorded as a reduction to additional paid-in capital as the Company has an accumulated deficit balance.

Purchase of Company Stock—During 2017, the Company repurchased 16.2 million shares of CBS Corp. Class B Common Stock under its share repurchase program for $1.05 billion, at an average cost of $64.70 per share. At December 31, 2017, $3.06 billion of authorization remained under the share repurchase program.
Also during 2017, the Company completed the split-off of CBS Radio through an exchange offer, in which the Company accepted 17.9 million shares of CBS Corp. Class B Common Stock from its stockholders in exchange for the 101.4 million shares of CBS Radio common stock that it owned (See Note 4).

Conversion Rights—Holders of Class A Common Stock have the right to convert their shares to Class B Common Stock as long as there are at least 5,000 shares of Class A Common Stock outstanding. Conversions of CBS Corp. Class A Common Stock into Class B Common Stock were 0.1 million for each of the years 2016 and 2015.

Accumulated Other Comprehensive Income —The following table presents the changes in the components of accumulated other comprehensive income (loss).

		Net Actuarial		Accumulated
	Cumulative	Loss and		Other
	Translation	Prior		Comprehensive
	Adjustments	Service Cost		Loss
At December 31, 2014	$157	$(892)		$(735)
Other comprehensive loss before reclassifications	(5)	(66)		(71)
Reclassifications to net earnings	—	36	(a)	36
Other comprehensive loss	(5)	(30)		(35)
At December 31, 2015	152	(922)		(770)
Other comprehensive loss before reclassifications	(1)	(165)		(166)
Reclassifications to net earnings	—	169	(a)	169
Other comprehensive income (loss)	(1)	4		3
At December 31, 2016	151	(918)		(767)
Other comprehensive income (loss) before reclassifications	6	(173)		(167)
Reclassifications to net earnings	2	270	(a)	272
Other comprehensive income	8	97		105
At December 31, 2017	$159	$(821)		$(662)
(a) Reflects amortization of net actuarial losseswhich includes the accelerated recognition of a portion of the unamortized actuarial losses as a result of pension settlements for the years ended December 31, 2017 and 2016 (See Note 15).
The net actuarial loss and prior service cost related to pension and other postretirement benefit plans included in other comprehensive income (loss) is net of a tax (provision) benefit for the years ended December 31, 2017, 2016 and 2015 of $(106) million, $(3) million and $19 million, respectively. The tax provision related to the other comprehensive loss from discontinued operations and the tax provision related to the unrealized gain on securities were minimal for all periods presented.